UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2022
 Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
After approximately nine years of service on the Board of Directors (the “Board”) of Newpark Resources, Inc. (“Newpark” or the “Company”), including five years of service as Chairman of the Board, Mr. Anthony J. Best informed the Corporate Secretary of Newpark on December 1, 2022 pursuant to Newpark’s Amended and Restated Bylaws that he does not intend to stand for re-election at the Company's next Annual General Meeting of Stockholders in May 2023 (the “Annual Meeting”), but instead intends to retire from the Board effective at the conclusion of the Annual Meeting. The anticipated retirement of Mr. Best from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Best intends to serve out the rest of his term as a director.
Item 7.01 Regulation FD Disclosure.
On December 2, 2022, the Company issued a press release announcing the anticipated retirement of Mr. Best from the Board, the reduction in the size of the Board and a reduction in non-executive director compensation. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by Newpark pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Item 8.01     Other Events.
With the anticipated retirement of Mr. Best from the Board at the Annual Meeting, the Board determined on December 1, 2022 that the size of the Board will be reduced at the Annual Meeting from eight directors to seven directors. Additionally, the Compensation Committee recommended and the Board approved an approximate 15% reduction in the overall compensation of each of the non-executive directors of the Board, including the Chairman of the Board, that will be effective starting on January 1, 2023.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Newpark Resources, Inc. on December 2, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
(Registrant)

Date:	December 2, 2022	By:	/s/ E. Chipman Earle
E. Chipman Earle
Vice President, General Counsel,
Chief Administrative Officer & Corporate Secretary